Convertible Notes:	3 Months Ended
Mar. 31, 2012
Convertible Notes:

Note 12.        Convertible Notes:

In May 2007, the Company issued $103,500,000 aggregate principal amount of Senior subordinated convertible notes, of which $102,347,000 remains outstanding as of March 31, 2012. The unsecured notes, bear interest at a rate of 5.50% annually, pay interest semi-annually in arrears and mature on June 15, 2022.  The notes are convertible into Class A common shares of the Company at the initial conversion rate, subject to adjustment, of 132.626 shares per $1,000 principal amount (equivalent to a conversion price of $7.54). Upon conversion, the Company generally has the option, unless there has occurred and is then continuing an event of default under the Company’s indenture, to deliver common shares, cash or a combination of common shares and cash for the notes surrendered.

Pursuant to the terms of the Indenture the note holders have the option to require the Company to repurchase the notes on June 15, 2012, at a price equal to 100% of the principal amount of the notes plus accrued but unpaid interest, in whole or in part, by delivering Cash and/or Common Shares (the “Put Option”). Beginning on June 16, 2012, the Company may, at its option, redeem all or part of the notes for cash at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest.

In the event of a Fundamental Change which includes among other things a change of control as defined in the Indenture, the Company may be required to offer to repurchase the notes, in cash or shares at the Company’s discretion, at a purchase price equal to 100% of the principal amount of the notes plus accrued but unpaid interest unless there has occurred and is continuing certain events of default under the Company’s indenture.

The covenants contained in the 5.50% convertible note indenture are limited to administrative issues such as payments of interest, maintenance of office or agency location, delivery of reports and other related issues. Likewise, events of default are defined as failure to pay interest and principal amounts when due, default in the performance of covenants, failure to convert notes upon holder’s exercise of conversion rights and similar provisions or the Company’s failure to give notice of a fundamental change which is generally defined as events related to a change of control in the Company.

The notes are classified as a liability and were initially recorded at face value, net of issuance costs. The notes are accreted to face value using the effective interest rate method over the expected life of the notes, currently estimated to be June 15, 2012, with the resulting charge recorded as interest expense. The Company capitalized interest and accretion on the notes until October, 2009, when the Company filed for arbitration and when Venezuela seized the Brisas Project. Thereafter all interest and accretion on the notes has been expensed. The Company has paid $5.6 million in interest on the notes during each of the last three years. As of March 31, 2012, convertible notes with a face value of $1,153,000 had been settled in cash or repurchased by the Company at a total cost of approximately $452,000.

On May 16, 2012, the Company notified the convertible note holders that they have the right to require the Company to purchase all or a portion of their Notes on or before June 15, 2012 (the “Put Option”) and that the Company will pay, in cash, any notes validly surrendered. Concurrently with the Put Option, the Company announced a restructuring agreement (the “Restructuring”), subject to shareholder approval, with its three largest note holders (“Large Note holders”), covering 87.8% of the Company’s outstanding Notes. (see note 14. Subsequent Event)